Exhibit 99.1
NYSE Amex Equities Exchange Symbol - UEC
FOR IMMEDIATE RELEASE	March 4, 2011

Uranium Energy Corp Makes Appointments, Expands Management

Corpus Christi, TX - March 4, 2011 - Uranium Energy Corp (NYSE AMEX: UEC, the "Company") is pleased to announce that, with the Company's recent entry into uranium production, new appointments and postings have been effected to provide for a better distribution of the experience and talent inherent throughout the Company.

Amir Adnani, President and CEO, stated, "The Company's South Texas regional strategy is being realized. This year's three-fold objective in South Texas is: 1) to ramp up production at Palangana, 2) to complete permitting at Goliad and to initiate construction and 3) to expand resources with intensive drilling programs. We are making new appointments and realigning the efforts of the management team so that the overall skill-sets and experience can best achieve these objectives."

Edward R. Brezinski, BSc, MBA
Vice President of Marketing and Sales

With uranium concentrate or yellowcake being processed at the Company's Hobson plant in South Texas, Mr. Brezinski has been appointed Vice President of Marketing and Sales. He is responsible for ongoing relations with utilities and uranium commodity brokers, and managing the Company's uranium marketing activities.

Mr. Brezinski has 25+ years of service with utility companies and with nuclear fuel traders and brokers. His experience has been focused on marketing, trading and brokerage of uranium and related products, market analysis, inventory management, and the procurement and contracting for nuclear fuel, fuel services and other vital nuclear power plant services.  While at Northeast Utilities, he acted as lead purchaser of uranium concentrates, as well as conversion, enrichment and fabrication services.  He also worked in a similar lead trader or broker capacity for UG USA, Nukem Inc, and NYNCO trading and brokerage companies. Prior to joining Uranium Energy Corp, Mr. Brezinski had served as Vice President of Nuclear Fuel Supply for NYSE-listed Energy Solutions Inc.  He has a Bachelor of Science in Radiological Health Physics, and an MBA in Finance and International Business.

Bruce J. Nicholson, CFA
Vice President of Corporate Development

Mr. Nicholson has been appointed Vice President of Corporate Development with a major role in the Company's growth initiatives.

By way of background, Mr. Nicholson has spent 16 years as an industry specialist in the basic materials and metals and mining industries serving major U.S. and European banks, broker dealers, and investment funds. He has worked as a securities analyst for Bank of New York, BNP Paribas, and Citigroup. He also worked for four years in the investment field for DWS Investments, Deutsche Bank's asset management company, and an international resources-focused hedge fund. Mr. Nicholson was Chairman of the New York Section of the Society for Mining Exploration (SME) in 2007-08. With SME, he organized the annual NY nuclear renaissance meeting on uranium and nuclear issues with global experts from Cameco, Exelon, TradeTech and other industry-leading firms. At BNP Paribas, he advised the bank's New York commodity group on matters pertaining to the uranium sector and interfaced with a global team of in-house geologists and commodity traders. Mr. Nicholson is a member of the Minerals Economics and Management Society (MEMS), Minerals Industry Analyst Group (MRAG), and New York Society of Securities Analysts (NYSSA). He graduated with an MBA degree in Finance from Rutgers University in 1995 and is a CFA charterholder.

Clyde L. Yancey, BSc, MSc Geology, PGeo
Vice President of Exploration

In his role as Vice President of Exploration, Mr. Yancey is responsible for all of the Company's exploration projects, including those in South Texas and other states. With the commencement of production, and with development occupying a good portion of the Company's efforts, he will ensure that the Company's exploration projects remain a priority and advance at a rapid pace.

Mr. Yancey received his BSc in Geology from Trinity University, San Antonio, Texas in 1975, and his MSc in Geology from the South Dakota School of Mines and Technology in 1978. Mr. Yancey began his professional career with the USGS, Uranium and Thorium Resources Branch, in 1978. He continued working in uranium development through 1989 while employed in exploration and in-situ mining production for Wyoming Minerals Corporation, Caithness Mining Corporation, Mobil Oil, and Moore Energy. From 1989 to 2005, Mr. Yancey concentrated on reclamation investigations at various uranium mill tailings sites throughout the southwest United States for mining companies, government agencies and First Nations. He has served as a member of the UEC team since January 2006, and is currently a Registered Professional Geologist in Wyoming and Texas.

Robert Underdown, BSc
Vice President of Production

Mr. Underdown's responsibilities as Vice President of Production have intensified with the Company's recent entry into production. He has been instrumental in bringing the Hobson processing facility and Palangana project through to production.

Mr. Underdown has held senior operational positions at ISR uranium mines in Texas since 1978, and he has extensive experience designing, managing and reclaiming ISR uranium mines. Throughout his career, Mr. Underdown has worked with the regulatory agencies in Texas specifically pertaining to ISR uranium production, and this includes the responsibilities of managing hundreds of mine personnel and looking after their safety and that of the environment.

Curtis O. Sealy, MSc and BSc Civil Engineering, PEng
Vice President of Environmental, Health and Safety

Mr. Sealy's responsibilities as Vice President of Environmental, Health and Safety have also intensified with the Company's recent entry into production. He will be focused on all EH&S issues at Hobson, Palangana and Goliad.

Mr. Sealy is a registered professional engineer who has 40 years of experience with the construction of mines and other large-scale engineering projects internationally.  For the past 20 years, he has served with uranium mining and development companies. Mr. Sealy has broad experience designing, developing, constructing and providing quality control and quality assurance for large-scale engineering projects, including mines, petrochemical facilities, dams, harbor works, landfills and groundwater and surface reclamation projects. He is a recognized expert on earth structures and ground improvement techniques, and has authored numerous papers in his field of expertise. Mr. Sealy served 17 years with Umetco Minerals Corp, a subsidiary of Union Carbide, and a large uranium producer in Wyoming, Colorado, and Utah, where he managed all aspects of regulatory compliance and environmental remediation.  More recently, he served as Vice President of Environmental and Regulatory Affairs for Energy Metals Corp., a uranium exploration and development company acquired by Uranium One in 2007.

Leonard G. Garcia, RPL
Vice President of Land

The Company is pleased to welcome Mr. Garcia to the new position of Vice President of Land. Mr. Garcia is an independent professional landman with over thirty years of experience in mineral title research, lease negotiations and acquisitions, farm-out contracts and exploration and production. Mr. Garcia has worked under contract for Sun Oil Company, Oryx Energy, Texaco, Monsanto Exploration and Production Company, Harkins & Company, Trans Texas Energy and Kerr-McGee Oil and Gas Corp. He is a Registered Professional Landman and a member of the American Association of Professional Landmen and the Austin Professional Landmen's Association.

Dean Chalmers-Owega, CGA
Controller

The Company is pleased to welcome Mr. Chalmers-Owega as its Controller and as the person with the day-to-day responsibilities for the accounts. He is a Certified General Accountant with three years of experience as the controller of a publicly-traded coal mining company.  He was also a sales tax auditor for the Province of British Columbia for a period of six years.  Mr. Chalmers-Owega is a member in good standing of the Certified General Accountant's Association of British Columbia and Canada since 1999.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium production, development and exploration company operating North America's newest emerging uranium mine. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which is ramping up initial production, and the Goliad in-situ recovery project which is in the final stages of mine permitting for production. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the "SEC") Industry Guide 7 guidelines. In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources indicated mineral resources or inferred mineral resources referred to in this news release are economically or legally mineable.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this new release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  'This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.  The securities offered and sold in the private placement Offering have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration under the Securities Act and applicable state securities laws.